AMENDMENT NO.1
                               TO CREDIT AGREEMENT
                            AND OTHER LOAN DOCUMENTS


        AMENDMENT NO.1 dated as of December 31, 1995 ("Amendment No. 1") to the CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS dated as of December 31, 1994 (the "Credit Agreement"), by and among (a) EASTERN ENTERPRISES, a Massachusetts voluntary association, BOSTON GAS COMPANY, a Massachusetts corporation, MIDLAND ENTERPRISES INC., a Delaware corporation (collectively the "Borrowers"), (b) FIFTH THIRD BANK, MELLON BANK, N.A., MORGAN GUARANTY TRUST COMPANY OF NEW YORK, NATIONAL WESTMINSTER BANK PLC, FLEET NATIONAL BANK OF MASSACHUSETTS (formerly known as Shawmut Bank, N.A.), THE BANK OF NOVA SCOTIA, and THE FIRST NATIONAL BANK OF BOSTON (collectively, the "Banks"), and (c) THE FIRST NATIONAL BANK OF BOSTON, as agent (in such capacity, the "Agent") for the Banks.

        WHEREAS, the Borrowers, the Agent and the Banks have agreed to modify certain terms and conditions of the Credit Agreement and the other Loan Documents, as more fully set forth herein; and

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Agent and the Banks hereby agree as follows:

        ss.1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Credit Agreement, as amended hereby.

        ss.2. SUBSTITUTION OF NEW EXHIBIT B TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended by deleting Exhibit B thereto in its entirety and substituting in place thereof the form of Exhibit B attached hereto.

        ss.3. REFERENCES TO SHAWMUT BANK, N.A. Each reference in the Credit Agreement and the other Loan Documents to Shawmut Bank, N.A. shall be deemed to be a reference to Fleet National Bank of Massachusetts.

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        ss.4. CONDITIONS TO EFFECTIVENESS. This Amendment No. 1 shall be effective as of the date hereof upon the satisfaction of each of the following conditions:

         (a) The Amendment. This Amendment No. 1 shall have been duly and properly authorized, executed and delivered to the Agent by the Borrowers, the Agent and the Banks, and shall be in full force and effect.

         (b) Representations and Warranties; Absence of Default. Each of the representations and warranties made by or on behalf of the Borrowers to the Banks or the Agent in the Credit Agreement, as amended hereby, and the other Loan Documents shall be true and correct in all material respects when made, shall be repeated on and as of the date hereof, and shall be true and correct in all material respects on and as of such date except, in each case, as affected by the consummation of the transactions contemplated hereby or by the Loan Documents and to the extent that such representation or warranty may relate by its terms solely to a prior date, and no Default or Event of Default shall have occurred and be continuing on the date hereof.

         ss.5. RATIFICATION, ETC. Except as otherwise expressly set forth herein, all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect. Without limiting the generality of the foregoing, each of the Borrowers expressly affirms all of its obligations under each of the Loan Documents to which it is a party, including, without limitation, the Credit Agreement, as amended hereby. Nothing herein shall be construed to be an amendment or a waiver of any requirements of the Credit Agreement or of any of the other Loan Documents except as expressly set forth herein.

        ss.6. COUNTERPARTS. This Amendment No. 1 may be executed in any number of counterparts, which together shall constitute one instrument.

        ss.7. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF SAID COMMONWEALTH, WITHOUT REFERENCE TO CONFLICTS OF LAW, AND IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.


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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
1 as an instrument under seal to be effective as of the date first above written.

                                    EASTERN ENTERPRISES

                                    By: /s/Jean A. Scholtens
                                        -----------------------------------
                                    Title: V.P. & Treasurer


                                    BOSTON GAS COMPANY

                                    By: /s/Joseph F. Bodanza
                                        -----------------------------------
                                    Title: Senior Vice President


                                    MIDLAND ENTERPRISES INC.

                                    By: /s/Fred C. Raskin
                                        -----------------------------------
                                    Title: President


                                    THE FIRST NATIONAL BANK
                                     OF BOSTON, Individually and as Agent

                                    By: /s/George W. Passela
                                        -----------------------------------
                                    Title: Managing Director


                                    THE BANK OF NOVA SCOTIA

                                    By: /s/Terry Pitcher
                                        -----------------------------------
                                    Title: Vice President


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                                    FIFTH THIRD BANK

                                    By: /s/Kevin C.M. Jones
                                        -----------------------------------
                                    Title: National Accounts Officer



                                    MELLON BANK, N.A.

                                    By: /s/Jocelin Reed
                                        ----------------------------------
                                    Title: Officer



                                    MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK

                                    By: /s/Deborah A. Brodheim
                                       ----------------------------------
                                    Title: Vice President



                                    NATIONAL WESTMINSTER BANK PLC

                                    By: /s/Maria Amaral-LeBlanc
                                       ----------------------------------
                                    Title: Vice President



                                    NATIONAL WESTMINSTER BANK PLC,
                                     NASSAU BRANCH

                                    By: /s/Maria Amaral-LeBlanc
                                        ----------------------------------
                                    Title: Vice President



                                    FLEET NATIONAL BANK OF
                                    MASSACHUSETTS (formerly known as
                                    Shawmut Bank, N.A.)

                                    By: /s/Robert D. Lanigan
                                       ----------------------------------
                                    Title: Vice President